UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

LAYNE CHRISTENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-20578	48-0920712
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1900 Shawnee Mission Parkway Mission Woods, Kansas 66205
(Address of principal executive offices)

(913) 362-0510

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On October 10, 2007, Layne Christensen Company announced that it priced the public offering of 2,700,000 shares of its common stock.  The announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

Number	Description

99.1	Press Release, dated October 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAYNE CHRISTENSEN COMPANY

Date: October 10, 2007	By:	/s/ Andrew B. Schmitt
	Name:	Andrew B. Schmitt
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated October 10, 2007